VIACOM INC.
                                 1515 BROADWAY
                            NEW YORK, NEW YORK 10036


    THE UNDERSIGNED HEREBY APPOINTS FRANK J. BIONDI, JR. AND PHILIPPE P. DAUMAN, AND EACH OF THEM, AS PROXIES WITH FULL POWER OF SUBSTITUTION, TO REPRESENT AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL OF THE SHARES OF CLASS A COMMON STOCK OF VIACOM INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT THE MUSEUM OF TELEVISION & RADIO, 25 WEST 52ND STREET, NEW YORK, NEW YORK, ON THURSDAY, SEPTEMBER 29, 1994, AT 10:30 A.M., AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, UPON THE FOLLOWING PROPOSALS MORE FULLY DESCRIBED IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE VIACOM INC. AND BLOCKBUSTER ENTERTAINMENT CORPORATION JOINT PROXY STATEMENT.


THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED BELOW AND IN THEIR DISCRETION ON ALL OTHER MATTERS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE FOLLOWING PROPOSAL.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FOLLOWING
PROPOSAL:


PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, AS AMENDED, PROVIDING FOR THE MERGER OF BLOCKBUSTER ENTERTAINMENT CORPORATION WITH AND INTO VIACOM INC., INCLUDING THE APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK, CLASS B COMMON STOCK AND VARIABLE COMMON RIGHTS.

                     / / FOR    / / AGAINST    / / ABSTAIN

IF YOU WISH TO ATTEND THE SPECIAL MEETING, PLEASE CHECK THIS BOX / /

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

                                                 PLEASE SIGN EXACTLY AS NAME(S)
                                                 APPEARS BELOW. WHEN SHARES ARE
                                                 HELD BY JOINT TENANTS, BOTH
                                                 SHOULD SIGN. WHEN SIGNING AS
                                                 ATTORNEY, EXECUTOR,
                                                 ADMINISTRATOR, TRUSTEE OR
                                                 GUARDIAN, PLEASE GIVE FULL
                                                 TITLE AS SUCH. IF A
                                                 CORPORATION, PLEASE SIGN IN
                                                 FULL CORPORATE NAME BY
                                                 PRESIDENT OR OTHER AUTHORIZED
                                                 OFFICER. IF A PARTNERSHIP,
                                                 PLEASE SIGN IN PARTNERSHIP NAME
                                                 BY AUTHORIZED PERSON.

                                                 DATED: ........................

                                                 SIGNATURE: ....................

                                                 ...............................
                                                    SIGNATURE IF HELD JOINTLY